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                                                                    EXHIBIT 99.4

                             STOCKHOLDERS AGREEMENT

         This STOCKHOLDERS AGREEMENT ("Agreement") is made and entered into as of the 29th day of June, 1998, by and among You Bet International, Inc., a Delaware corporation (the "Company"), and the other parties named on the signature pages attached hereto (collectively, the "Stockholders").

                                    Recitals

         WHEREAS, the Stockholders are holders of the Company's Series A Convertible Preferred Stock, par value $.001 per share (the "Preferred Shares"), or Common Stock, par value $.001 per share (the "Common Shares" ).

         WHEREAS, each of the parties hereto believes that it is in their best interest to enter into this Agreement to facilitate the management and operation of the Company and to reflect various agreements among the parties.

                                    Agreement

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:


                                    Article 1
                              Corporate Governance

        1.1 Composition of the Board. The Stockholders agree to vote or to cause to be voted (or, if applicable, to give their consent with respect to), all Preferred Shares or Common Shares owned by them (the "Voting Shares"), including any shares acquired after the date hereof as a result of the exercise of options or warrants or the conversion of Preferred Shares, all Voting Shares owned by them in order to achieve the following results:

                (a) Until such time as the Company shall retain a Chief Executive Officer (other than on an interim basis), the Board of Directors of the Company (the "Board") shall consist of seven (7) persons. The initial members of the Board shall be Robert M. Fell, David Marshall, Russell Fine, Jess Rifkind and three persons selected by Fell & Company, Inc. ("FCI") from the those persons set forth on Schedule 1.1 hereto (which Schedule may be amended with the approval of FCI, David Marshall and Russell Fine, such approval not to be unreasonably withheld).

                (b) At such time as the Company shall retain a Chief Executive Officer (other than on an interim basis) the number of directors constituting the Board shall be increased to

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eight (8) persons and the Chief Executive Officer shall be elected to the Board
(with the Chairman of the Board being entitled to a tie breaking vote in the event of any deadlock).

        1.2 Removal. The Stockholders agree that if, at any time, they are then entitled to vote for the removal of directors of the Company, they will not vote in favor of the removal of any director, unless such removal shall be for cause or the person entitled to designate or nominate such director shall have consented to the removal in writing. As used herein, removal for cause shall mean the removal of a director because of such director's (a) malfeasance in office, (b) gross misconduct or neglect, (c) willful conversion of corporate funds, (d) incompetency (e) gross inefficiency, or (f) moral turpitude.

        1.3 Vacancies. If as a result of death, disability, retirement, resignation, removal (with or without cause) or otherwise, there shall exist or occur any vacancy on the Board, such vacancy shall be filled as follows:

                (a) If Jess Rifkin, David Marshall or Russell Fine or any person selected in accordance with this Agreement to replace him ceases to be a member of the Board, David Marshall and Russell Fine, acting jointly, shall designate a replacement director from the list of persons set forth on Schedule 1.1 hereto;

                (b) If any member of the Board other than Jess Rifkin, David Marshall or Russell Fine shall cease to be a member of the Board, FCI shall designate a replacement director from the list of persons set forth on Schedule
1.1 hereto.

                (c) Each Stockholder shall cause his or her Voting Shares to be voted in favor of (or consent to) the election of persons the Board selected in accordance with this Section 1.3.

        1.4 Executive Committee. The Company represents and warrants that the Board has duly adopted amendments to the Company's Bylaws and otherwise taken action to establish an Executive Committee on the following terms:

                (a) Until such time as the Company shall retain a Chief Executive Officer (other than on a interim basis), the Executive Committee shall consist of Robert M. Fell, David Marshall and Russell Fine. Robert Fell shall serve as the Chairman of the Executive Committee;

                (b) At such time the Company shall retain a Chief Executive Officer (other than on a interim basis), the Executive Committee shall consist of Robert M. Fell, David Marshall, Russell Fine and the Chief Executive Officer. Robert M. Fell shall serve as the Chairman of the Executive Committee and shall have the tie breaking vote in the event of any deadlock;


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                (c) The Executive Committee shall be empowered to take all action which may be taken by the full Board, other than action which is required by law to be taken by the full Board; and

                (d) The Executive Committee shall be required report its actions to the Board at each meeting of the Board.

        1.5 Compensation of Board Members. Members of the Board who are salaried employees of the Company shall not receive any additional compensation for serving on the Board. All other members of the Board shall receive such compensation as the Board may from time to time determine.


                                    Article 2
                                  Termination

        2.1 Automatic Termination. This Agreement shall automatically terminate upon the occurrence of any of the following events:

                (a) The second anniversary of the date hereof;

                (b) The bankruptcy, receivership or dissolution of the Company;
or

                (c) The written agreement of all of the then Stockholders.



                                    Article 3
                                 Miscellaneous

        3.1 Transfers of Voting Shares. Nothing in this Agreement shall restrict any Stockholder's ability to transfer Voting Shares; provided that any such transfer shall be in accordance with all applicable state and federal securities laws; provided further that any transferee acquiring Voting Shares in a private transaction shall agree to become a party to this Agreement. A transferee acquiring Voting Shares in the open market shall not be obligated to become a party to this Agreement.

        3.2 Legend. Each Stockholder shall surrender to the Company all certificates representing Voting Shares owned by them and any certificates representing any additional Voting Shares, if any, which may hereafter be issued by the Company to such Stockholder, with the request that such certificates be endorsed with the following words:

                "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A STOCKHOLDERS

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                        AGREEMENT BETWEEN YOU BET INTERNATIONAL, INC. AND THE
                        HOLDERS THAT ARE SIGNATORIES THERETO. THE SHARES REPRESENTED BY THIS CERTIFICATE MUST BE VOTED IN ACCORDANCE WITH SUCH AGREEMENT. EXCEPT AS SET FORTH IN SUCH AGREEMENT, ANY TRANSFEREE TAKES SUBJECT TO THE TERMS OF SUCH AGREEMENT, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER."

A copy of this Agreement shall be delivered to the Secretary of the Company and shall be shown by him to any person making a proper and relevant inquiry concerning it.

        3.3 Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telex, telecopy or hand delivery:

        If to the Company, to:

                        YOU BET INTERNATIONAL, INC.
                        1950 Sawtelle Boulevard
                        Suite 180
                        Los Angeles, CA 90025
                        Attention: Chief Executive Officer
                        Telecopy No.: (310) 444-3390

        If to any Holder, to the address of such Holder as shown on the signature pages hereto, or to such other address as any of the above shall have designated in writing.

All such notices and communications shall be deemed to have been given or made
(a) when delivered by hand, (b) five business days after being deposited in the mail, postage prepaid, (c) when telexed, answer-back received or (d) when telecopied, receipt acknowledged.

        3.4 Binding Effect. This Agreement shall bind and inure to the benefit of the successors and assigns of the Company and the personal representatives, heirs and, except as provided in Section 4.1 hereof, assigns of each of the Stockholders.

        3.5 Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

        3.6 Further Acts. Each of the Stockholders agrees to perform any further acts and execute and deliver any documents and procedure any court orders which may reasonably be necessary to carry out the provisions of this Agreement and to comply with the legend condition.


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        3.7 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter dealt with herein, and supersedes all prior written or oral agreements and understandings, including but not limited to, the Memorandum of Understanding dated as of April 1, 1998 among the Company and FCI.

        3.8 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or hereunder may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but such counterparts shall together constitute but one and the same instrument. This Agreement shall become effective upon the execution and delivery of a counterpart hereof by each of the parties hereto.

        3.9 Attorneys' Fees. Should any party hereto or any person bound by the provisions of this Agreement institute any legal action against any other such person(s) and/or party to enforce the provisions hereof, the prevailing party in such action shall be entitled to receive from the losing party such amount as the court may adjudge to be reasonable attorneys' fees and court costs.

        3.10 Construction; Headings. The titles of the sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. The language of this Agreement shall be construed as to its fair meaning and not strictly for or against any party.

        3.11 Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties shall be enforceable to the fullest extent of the law.

        3.12 Specific Enforcement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they may be entitled at law or in equity.

        3.13 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of law principles.


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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            YOU BET INTERNATIONAL, INC. a
                                            Delaware corporation


                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________



                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________



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                       STOCKHOLDER'S COUNTERPART SIGNATURE
                         PAGE TO STOCKHOLDERS AGREEMENT



If Stockholder is an entity:


Name of entity: ____________________________



By: ______________________________
Name:
Title:



If Stockholder is an individual:

Name: ____________________________


----------------------------------
         (Signed Name)


Address of Stockholder:

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